Business combinations	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about business combination [abstract]
Business combinations
4.	Business combinations
On December 17, 2020, the Company acquired 100% of issued and outstanding shares of Marley Drug, a leading specialty pharmacy serving more than 30,000 customers across the United States for cash consideration of $7,781, of which $1,374 was held back and was recorded on the consolidated statements of financial position of the Company as restricted cash with an offsetting liability recorded as a holdback payable to be released in connection with the forgiveness of Marley Drug’s loan under the Paycheck Protection Program (“PPP”) from the United States Small Business Administration (“SBA”) and general representations and warranties one year after the acquisition date. An additional $504 was recorded as a holdback payable and will become payable once all state licenses have effectively been transferred to the Company, net of
90-day
adjustments to
true-up
cash and working capital targets for the transaction.
During the year ended December 31, 2021, the Company released the holdback payable amount to the seller, less $25 in legal fees incurred, as the remaining outstanding state licenses had been effectively transferred to the Company. The $25 withheld from the holdback payment has been recorded within other income on the consolidated statements of net income (loss).
The remaining balance of $3 within restricted cash at December 31, 2021 pertains to escrow deposits required by Pharmacy Benefit Managers (“PBM”) for the administration of insurance plans for Marley Drug’s customer base.
As well, the purchase agreement included contingent consideration of additional payments to the seller based on the achievement of certain future performance targets of Marley Drug. The first contingent consideration (“One-Year-Payment”) is based on a one-year
revenue target up to USD$1.7 million based on Marley Drug’s historical revenues. The second contingent consideration (“Earn Out Payments”) is based on certain revenue milestone targets over a two-year
period within Marley Drug. The contingent consideration period commences on the successful transfer of all licenses, unless it is triggered early by the seller. The
One-Year
Payment on the date of acquisition had been recorded within current portion of contingent consideration on the consolidated statements of financial position with an estimated fair value of $1,922. The Earn Out Payments had been recorded within contingent consideration on the consolidated statements of financial position with an estimated fair value of $51. The fair value of the contingent consideration was estimated using probability weighted scenarios and a discount rate of 12%.
At December 31, 2021, management concluded that there was a remote likelihood of the One-Year-Payment and the Earn Out Payments to occur based on fair value assessment completed at year-end.
The fair value of the contingent consideration was estimated using probability-weighted scenarios and a discount rate of 12%. As a result of the assessment completed by management, the Company recognized a gain of $1,803 through other income on the consolidated statement of net loss and other comprehensive loss during the year-ended December 31, 2021.
During the year ended December 31, 2022, neither the One Year Payment or the Earn Out Payments targets were met; as a result, management recognized a gain of $346 through other income. At December 31, 2022, the Company does not have any balances recorded pertaining to the short-term and long-term contingent consideration payable balance (2021 - $293 and $40).

The following table summarizes the finalized fair values of the identifiable assets and liabilities as at the date of the acquisition:

Net assets acquired
Cash and cash equivalents	$542
Restricted cash	20
Accounts receivable	104
Inventories	215
Prepaid expenses	22
Property and equipment, including right-of-use asset	664
Pharmacy licenses	1,183
Customer lists	4,860
Brand name	495
Goodwill	2,991
Other assets	131
Accounts payable and accrued liabilities	(416)
Current portion of lease obligation	(98)
Lease obligation	(455)

Net assets acquired	$10,258

Summary of purchase consideration
Net cash paid	6,407
Holdback payable	1,878
Contingent consideration	1,973

Purchase consideration	$10,258

Transaction costs r
ela
ting to the Marley Drug acquisition were $421 and were included in general and administrative expenses for the year ended December 31, 2020.
From the date of acquisition to December 31, 2020, Marley Drug contributed to the 2020 results $340 of revenue and $7 of net profit before income taxes. If the acquisition had taken place as at January 1, 2020, revenue in 2020 would have increased by $9,800 and net profit before income taxes in 2020 would have increased by approximately $1,200 after considering the amortization of the intangible assets acquired in the transaction.